                                                                EXHIBIT 10.62

                      THE CIT GROUP/BUSINESS CREDIT, INC.
                                  Third Floor
                             300 South Grand Avenue
                         Los Angeles, California 90071
                           Telephone:  (213) 613-2575
                          Telecopier:  (213) 613-2588

                                 March 7, 1997

Clothestime Stores, Inc.
5325 East Hunter Avenue
Anaheim, California 92807
Attn:  Chief Financial Officer

                Re:  Limited Waiver of Specified Event of Default

Ladies and Gentlemen:

        1. We refer to the Financing Agreement dated December 28, 1995, as amended from time to time (the "Agreement"), among the CIT Group/Business Credit, Inc., as Lender ("CITBC"), Clothestime Stores, Inc., as Borrower, and The Clothestime, Inc., MRJ Industries, Inc., Clothestime Investment, Inc., Clothestime International, Inc., and Clothestime Acquisition Corporation, as Guarantors. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        2. You have advised us that you were in violation of the financial covenant sest forth in Section 6.7 of the Agreement for the fiscal quarter ended January 25, 1997. At your request, we hereby confirm to you that, except for purposes of Section 3.4(ii) of the Agrement, (i) we hereby waive this violation of the Agreement for the fiscal quarter ending January 25, 1997, and
(ii) such violation shall not constitute a Default or an Event of Default under the Agreement provided you are in compliance with such covenants as amended therein for the fiscal quarters thereafter; provided, however, that for purposes of Section 3.4(ii) of the Agreement, unless and until there occurs a Default or an Event of Default other than that described in the first sentence of this Paragraph 2, the amount CITBC may hold as cash collateral shall be equal to 75% of the maximum potential liability of the Borrower under the Letters of Credit identified on Exhibit A hereto. You shall deposit such amount in the Concentration Account within 5 Business Days of the execution of this Waiver Letter.

        3. In consideration of our execution of this Waiver Letter you agree to pay us an Accommodation Fee of $75,000. Such fee shall be due and payable in full on the Effective Date (as hereinafter defined) and may, at our option, be charged to your Revolving Loan Account on the due date thereof. By signing
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Clothestime Stores, Inc.
March 7, 1997
Page 2

below, you expressly authorize CITBC to charge your loan account pursuant hereto.

        4. This Waiver Letter shall not constitute a waiver by us of any other existing Defaults and/or Events of Default under the Agreement whether or not we have knowledge of same and shall not constitute a waiver of any future Defaults and/or Events of Default whatsoever.

        5. By signing below, you represent and warrant to CITBC that, as at the date hereof, no event has occurred and is continuing, or would result from the execution and effectiveness of this Waiver Letter, which would constitute a Default or Event of Default other than such Defaults or Events of Default described in Paragraph 2 hereof.

        6. This Waiver Letter, and the waivers set forth herein, shall be effective upon the date (such date, the "Effective Date") that CITBC shall have received in full the Accommodation Fee set forth in Paragraph 3.

        7. Except as herein specifically provided, no other amendment, modification, waiver or change in any of the other terms or provisions of the Agreement is hereby intended or implied, and all terms and conditions of the Agreement and the Loan Documents remain in full force and effect. If the foregoing is in accordance with your understanding, please sign and return to us the enclosed copy of this letter to so indicate.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT, INC.



                                        By:  /s/ BONNIE SCHAIN
                                             --------------------------------
                                             Title:  Assistant Vice President
                                                    -------------------------

Read and agreed to as of the date set forth above:

CLOTHESTIME STORES, INC.



By:  /s/   DAVID A. SEJPAL
     -----------------------------------

     Title:  CEO
            ----------------------------

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                                                                   EXHIBIT "A"
                                                                       02/26/97

                             THE CLOTHESTIME, INC.
                           STANDBY LETTERS OF CREDIT

  ISSUE         EXPIRATION
   DATE            DATE            L/C #               BENEFICIARY                         AMOUNT
----------      -----------     ----------      ------------------------                ------------
ISSUING BANK:  THE CIT GROUP/BUSINESS CREDIT
               THE DAI-ICHI KANGYO BANK

02/28/97         11/28/97                       HELLER FINANCIAL, INC.                   1,500,000.00
02/28/97         11/28/97                       CONGRESS TALCOTT CORPORATION               500,000.00
02/28/97         11/28/97                       REPUBLIC FACTORS CORPORATION               650,000.00
02/28/97         11/28/97                       THE CIT GROUP/COMMERCIAL SERVICES, INC.    500,000.00
02/28/97         11/28/97                       CAPITAL FACTORS, INC.                      500,000.00

GRAND TOTAL                                                                              3,650,000.00